Exhibit 10.3
ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (this “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between BANK OF AMERICA, N.A., a national banking association (the “Assignor”), and Capital One, National Association, a national banking association (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement identified below (the “Loan Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Loan Agreement, as of the Effective Date inserted by Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations as a Lender under the Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including Guaranties), and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Loan Agreement, any other documents or instruments delivered pursuant thereto or in any way based on or related to any of the foregoing, including, but not limited to contract claims, tort claims, malpractice claims, statutory claims and all other claims at Law or in equity, related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.
1.Assignor:    BANK OF AMERICA, N.A., a national banking association
Assignor is not a Defaulting Lender
2.Assignee:    Capital One, National Association
3.Borrower(s):    KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company, KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company, KBSIII STERLING PLAZA, LLC, a Delaware limited liability company, KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company, KBSIII TEN ALMADEN, LLC, a Delaware limited liability company, and KBSIII LEGACY TOWN CENTER, LLC, a Delaware limited liability company.
4.Administrative Agent: Bank of America, N.A., as the administrative agent under the Loan Agreement
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5.Loan Agreement:    The Loan Agreement, dated as of November 3, 2017, by and among Borrower(s), the Lenders parties thereto, and Administrative Agent, as amended by that certain Loan Extension and Modification Agreement dated June 29, 2017
6.Assigned Interest:

Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans
$630,600,000.00	$51,336,313.01	8.14086790458005%
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Effective Date: November 3, 2021
The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR:

BANK OF AMERICA, N.A., a national banking association
	By:	/s/ Kevin McLain
		Name:	Kevin McLain
		Title:	Senior Vice President

ASSIGNEE:

CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association
	By:	/s/ John C. Hope
		Name:	John C. Hope
		Title:	SVP

Consented to and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Kevin McLain
Name:	Kevin McLain
Title:	Senior Vice President
Signature Page to Assignment and Assumption

BORROWERS ARE EXECUTING THEIR RESPECTIVE SIGNATURE BLOCKS BELOW SOLELY FOR THE PURPOSE OF ACKNOWLEDGING RECEIPT OF THE ASSIGNMENT AND ASSUMPTION, TO WHICH THIS CONSENT IS ATTACHED, AND BY SIGNING BELOW, BORROWERS SHALL NOT INCUR ANY ADDITIONAL OBLIGATIONS OR ADDITIONAL LIABILITY, EXCEPT AS CONTEMPLATED BY THE LOAN DOCUMENTS.

Consented to:

BORROWER:

KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company

By:	KBSIII REIT ACQUISITION VII, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr., Chief Executive Officer
[Signatures continue on following page.]
Consent to Assignment and Assumption

KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company

By:	KBSIII REIT ACQUISITION IX, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr., Chief Executive Officer
[Signatures continue on following page.]
Consent to Assignment and Assumption

KBSIII STERLING PLAZA, LLC, a Delaware limited liability company

By:	KBSIII REIT ACQUISITION VIII, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr., Chief Executive Officer
[Signatures continue on following page.]
Consent to Assignment and Assumption

KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XXI, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr., Chief Executive Officer
[Signatures continue on following page.]
Consent to Assignment and Assumption

KBSIII TEN ALMADEN, LLC, a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XIX, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr., Chief Executive Officer
[Signatures continue on following page.]
Consent to Assignment and Assumption

KBSIII LEGACY TOWN CENTER, LLC, a Delaware limited liability company

By:	KBSIII REIT ACQUISITION III, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr., Chief Executive Officer
Consent to Assignment and Assumption

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1Representations and Warranties.
1.1Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents, or any collateral thereunder, (iii) the financial condition of Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2Assignee.
(a)The Assignee represents and warrants that
(i)it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Loan Agreement,
(ii)it meets all requirements of an Eligible Assignee under the Loan Agreement (subject to receipt of such consents as may be required under the Loan Agreement),
(iii)from and after the Effective Date, it shall be bound by the provisions of the Loan Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder,
(iv)it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type;
(v)it has received a copy of the Loan Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 4.8 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision independently and without reliance on Administrative Agent or any other Lender to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision,
(vi)it has, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own
Annex 1 to Assignment and Assumption– Page 1

credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest; and
(vii)if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Loan Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
(c)The Assignee (x) represents and warrants, as of the Effective Date, to, and (y) covenants, from the Effective Date to the date such Person ceases being a Lender party to the Loan Agreement, for the benefit of, the Assignor, Administrative Agent and Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of Borrower or any Guarantor, that at least one of the following is and will be true:
(i)the Assignee is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loan or the Commitments;
(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to the Assignee’s entrance into, participation in, administration of and performance of the Loan the Commitments and the Loan Agreement and acquisition and holding of the Assigned Interest;
(iii)(A) the Assignee is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of the Assignee to enter into, participate in, administer and perform the Loan, the Commitments and the Loan Agreement and acquire and hold the Assigned Interest, (C) the entrance into, participation in, administration of and performance of the Loan, the Commitments and the Loan Agreement and the acquisition and holding of the Assigned Interest satisfies the requirements of subsections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of the Assignee, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to the Assignee’s entrance into, participation in, administration of and performance of the Loan, the Commitments and the Loan Agreement and acquisition and holding of the Assigned Interest; or
(iv)such other representation, warranty and covenant as may be agreed in writing between the Assignor, in its sole discretion, Administrative Agent, in its sole discretion, and the Assignee.
Annex 1 to Assignment and Assumption– Page 2

(d)In addition, unless either (1) sub-clause (i) in the immediately preceding clause (c) is true with respect to the Assignee or (2) the Assignee has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (c), the Assignee further (x) represents and warrants, as of the Effective Date, to, and (y) covenants, from the Effective Date to the date such Person ceases being a Lender party to the Loan Agreement, for the benefit of, the Assignor, Administrative Agent and Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of Borrower or any Guarantor, that none of the Assignor, Administrative Agent or Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of the Assignee involved in the Loan, the Commitments or the Loan Agreement (including in connection with the reservation or exercise of any rights by Administrative Agent under the Loan Agreement, any Loan Document or any documents related thereto).
1.3Assignee’s Address for Notices, etc. Attached hereto as Schedule 1 is all contact information, address, account and other administrative information relating to the Assignee.
2.Payments. From and after the Effective Date, Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the Assignee.
3.General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by facsimile shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the law of the State of California.
Annex 1 to Assignment and Assumption– Page 3

SCHEDULE 1 TO ASSIGNMENT AND ASSUMPTION
ADMINISTRATIVE DETAILS
(Assignee to list names of credit contacts, addresses, phone and facsimile numbers, electronic mail addresses and account and payment information)

(a)	BSBY Lending Office:

	Assignee name:	Capital One, National Association
	Address:	201 3rd Street San Francisco, CA 94103
	Attention:	Michael Shin
	Telephone:	(415) 637-6453
	Electronic Mail:	michael.shin@capitalone.com

(b)	Domestic Lending Office: (Same as above)

(c)	Notice Address:

	Assignee name:	Capital One, National Association
	Address:	1680 Capital One Drive McLean, VA 22120
	Attention:	Member Services; Malessa Rodrigues / Darren Wallach
	Telephone:	(631) 566-2584 / (631) 897-1810
	Electronic Mail:	14695223588@tls.ldsprod.com

(d)	Payment Instructions:

Capital One, National Association ABA No.: 0650-0009-0 Account No.: 1403230138395 Account Name: Commercial Loan Clearing Account Attention: Member Services
Schedule 1 to Assignment and Assumption– Page 1